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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               August 22, 2001
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               (Date of Report: Date of earliest event reported)


                         IMMUNOTECHNOLOGY CORPORATION
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      (Exact name of registrant as specified in its charter)


         DELAWARE                    0-24641             84-1016435
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



                   1661 Lakeview Circle, Ogden, Utah  84403
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 399-3632
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                              Not Applicable
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        (Former name or former address, if changed since last report)












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                              ITEM 5. OTHER EVENTS

1. Issuance of Shares on Conversion of Promissory Note
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On August 22, 2001, our board of directors approved the issuance of an aggregate of 2,050,731 shares of our common stock to Mark A. Scharmann, our President and David Knudson, our Secretary/Treasurer. Mr. Scharmann was issued 1,036,789 shares in exchange for the conversion of $32,399.67 in principle and accrued interest under a demand note. Mr. Knudson was issued 1,013,942 shares in exchange for the conversion of $31,685.79 in principle and accrued interest under a demand note. Prior to the conversion of the demand note we had 6,000,000 shares of its common stock issued and outstanding. After giving effect to the issuance of the conversion shares to Messrs. Scharmann and Knudson, we Registrant have 8,050,731 shares of common stock issued and outstanding. The shares issued in the foregoing transaction constitute restricted securities issued pursuant to section 4(2) of the Securities Act of 1933, as amended.


(c)  Exhibits.  The following exhibits are included as part of this report:

     None.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         IMMUNOTECHNOLOGY CORPORATION

Date: September 6, 2001                  /S/David Knudson, Secretary/Treasurer